SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

EOP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 North Riverside Plaza	60606
Suite 2100	(Zip Code)
Chicago, Illinois
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, EOP Operating Limited Partnership, or EOP Partnership, is filing as Exhibit 99.1 cautionary statements identifying business risks and other important factors that could cause EOP Partnership’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of EOP Partnership. These statements update prior cautionary statements of EOP Partnership contained in its Form 8-K filed on July 15, 2003 and incorporate information contained in its 2003 Form 10-K filed on March 15, 2004.

     As of the 2004 annual meeting of shareholders of Equity Office Properties Trust, our general partner, to be held on May 19, 2004, the size of Equity Office’s Board of Trustees is expected to be reduced from the current 13 members to nine members and nine trustees are expected to be elected to new one-year terms. Effective March 31, 2004, John S. Moody has resigned from the Equity Office Board of Trustees to pursue business activities with a potentially competitive venture. Warren E. Spieker, Jr., Jerry M. Reinsdorf and William Wilson III have chosen not to stand for re-election at the annual meeting but will continue to serve as trustees until their current terms expire at the annual meeting.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit	Document

99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

	By:	Equity Office Properties Trust, its general partner

Date: March 22, 2004	By:
/s/ Stanley M. Stevens
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document

99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

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